EXHIBIT 10.59

ARP-HCI-02-CAT-201-14	I&L Endorsement No. 1 – Lloyd’s

DOC: May 31, 2015

ENDORSEMENT NO. 1

to the

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

MULTI-YEAR CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

CERTAIN UNDERWRITERS AT LLOYD’S

(hereinafter called, with other participants, the “Reinsurer”)

who are signatories hereto, each for the proportion underwritten and not one for another

Effective June 1, 2015, the Interests & Liabilities Agreement of the above Reinsurer shall be amended as follows:

Under the terms of this Contract the above Reinsurer agrees to assume severally and not jointly with other participants

Contract Year 1	Participation
Excess Layer 3	13.000%
Excess Layer 4	13.562%

Contract Year 2	Participation
Excess Layer 3	8.346%
Excess Layer 4	9.455%

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Reinsurer participates described above.

ARP-HCI-02-CAT-201-14	I&L Endorsement No. 1 – Lloyd’s

DOC: May 31, 2015

Contract Year 1
Excess Layer 3
Syndicate #	Pseudonym	Participation	Initial	Date
1414	ASC	3.500%
2001	AML	2.000%
2010	MMX	1.000%
2791	MAP	3.500%
2987	BRT	3.000%

Contract Year 1
Excess Layer 4
Syndicate #	Pseudonym	Participation	Initial	Date
609	AUW	0.483%
1084	CSL	1.938%
2001	AML	2.906%
2007	NVA	1.938%
2791	MAP	3.391%
2987	BRT	2.906%

Contract Year 2
Excess Layer 3
Syndicate #	Pseudonym	Participation	Initial	Date
1414	ASC	2.247%
2001	AML	1.284%
2010	MMX	0.642%
2791	MAP	2.247%
2987	BRT	1.926%

Contract Year 2
Excess Layer 4
Syndicate #	Pseudonym	Participation	Initial	Date
609	AUW	0.337%
1084	CSL	1.351%
2001	AML	2.026%
2007	NVA	1.351%
2791	MAP	2.364%
2987	BRT	2.026%

All other Terms and Conditions detailed on the original fully executed Interests & Liabilities Agreement shall remain unchanged.

ARP-HCI-02-CAT-201-14	I&L Endorsement No. 1 – Lloyd’s

DOC: May 31, 2015

Syndicate #	Pseudonym	Initial	Date
609	AUW
1084	CSL
1414	ASC
2001	AML
2007	NVA
2010	MMX
2791	MAP
2987	BRT

The share attaching to this Contract is subscribed by the Underwriters, Members of the Syndicates the definitive numbers of which and the proportions reinsured described above.

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-201-14	I&L Endorsement No. 1 – Lloyd’s

DOC: May 31, 2015

ENDORSEMENT NO. 1

to the

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

MULTI-YEAR CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

AMLIN BERMUDA (BRANCH OF AMLIN AG)

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Interests & Liabilities Agreement of the above Reinsurer shall be amended as follows:

Under the terms of this Contract the above Reinsurer agrees to assume severally and not jointly with other participants

Contract Year 1	Participation
Excess Layer 3	2.000%
Excess Layer 4	1.938%

Contract Year 2	Participation
Excess Layer 3	1.284%
Excess Layer 4	1.351%

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Reinsurer participates described above.

All other Terms and Conditions detailed on the original fully executed Interests & Liabilities Agreement shall remain unchanged.

ARP-HCI-02-CAT-201-14	I&L Endorsement No. 1 – AMLN

DOC: May 31, 2015

Signed in                                 , on this              day of                     , 20

AMLIN BERMUDA (BRANCH OF AMLIN AG)

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-201-14	I&L Endorsement No. 1 – AMLN

DOC: May 31, 2015

ENDORSEMENT NO. 1

to the

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

MULTI-YEAR CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

ACE TEMPEST REINSURANCE LIMITED

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Interests & Liabilities Agreement of the above Reinsurer shall be amended as follows:

Under the terms of this Contract the above Reinsurer agrees to assume severally and not jointly with other participants

Contract Year 1	Participation
Excess Layer 3	10.000%
Excess Layer 4	10.000%

Contract Year 2	Participation
Excess Layer 3	6.421%
Excess Layer 4	6.970%

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Reinsurer participates described above.

All other Terms and Conditions detailed on the original fully executed Interests & Liabilities Agreement shall remain unchanged.

ARP-HCI-02-CAT-201-14	I&L Endorsement No. 1 – ACETR

DOC: May 31, 2015

Signed in                                 , on this              day of                     , 20

ACE TEMPEST REINSURANCE LIMITED

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-201-14	I&L Endorsement No. 1 – ACETR

DOC: May 31, 2015

ENDORSEMENT NO. 1

to the

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

MULTI-YEAR CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

ARCH REINSURANCE LTD.

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Interests & Liabilities Agreement of the above Reinsurer shall be amended as follows:

Under the terms of this Contract the above Reinsurer agrees to assume severally and not jointly with other participants

Contract Year 1	Participation
Excess Layer 3	5.000%
Excess Layer 4	0.000%

Contract Year 2	Participation
Excess Layer 3	3.211%
Excess Layer 4	0.000%

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Reinsurer participates described above.

All other Terms and Conditions detailed on the original fully executed Interests & Liabilities Agreement shall remain unchanged.

ARP-HCI-02-CAT-201-14	I&L Endorsement No. 1 – ARCHL

DOC: May 31, 2015

Signed in                                 , on this             day of                     , 20

ARCH REINSURANCE LTD.

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-201-14	I&L Endorsement No. 1 – ARCHL

DOC: May 31, 2015

ENDORSEMENT NO. 1

to the

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

MULTI-YEAR CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

DAVINCI REINSURANCE LTD.

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Interests & Liabilities Agreement of the above Reinsurer shall be amended as follows:

Under the terms of this Contract the above Reinsurer agrees to assume severally and not jointly with other participants

Contract Year 1	Participation
Excess Layer 3	16.250%
Excess Layer 4	16.250%

Contract Year 2	Participation
Excess Layer 3	10.434%
Excess Layer 4	11.327%

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Reinsurer participates described above.

All other Terms and Conditions detailed on the original fully executed Interests & Liabilities Agreement shall remain unchanged.

ARP-HCI-02-CAT-201-14	I&L Endorsement No. 1 – DAVI

DOC: May 31, 2015

Signed in                                 , on this              day of                     , 20

DAVINCI REINSURANCE LTD.

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-201-14	I&L Endorsement No. 1 – DAVI

DOC: May 31, 2015

ENDORSEMENT NO. 1

to the

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

MULTI-YEAR CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

EVEREST REINSURANCE COMPANY

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Interests & Liabilities Agreement of the above Reinsurer shall be amended as follows:

Under the terms of this Contract the above Reinsurer agrees to assume severally and not jointly with other participants

Contract Year 1	Participation
Excess Layer 3	0.000%
Excess Layer 4	10.000%

Contract Year 2	Participation
Excess Layer 3	0.000%
Excess Layer 4	6.970%

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Reinsurer participates described above.

All other Terms and Conditions detailed on the original fully executed Interests & Liabilities Agreement shall remain unchanged.

ARP-HCI-02-CAT-201-14	I&L Endorsement No. 1 – EVRST

DOC: May 31, 2015

Signed in                                 , on this              day of                     , 20

EVEREST REINSURANCE COMPANY

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-201-14	I&L Endorsement No. 1–EVRST

DOC: May 31, 2015

ENDORSEMENT NO. 1

to the

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

MULTI-YEAR CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

MONTPELIER REINSURANCE LTD.

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Interests & Liabilities Agreement of the above Reinsurer shall be amended as follows:

Under the terms of this Contract the above Reinsurer agrees to assume severally and not jointly with other participants

Contract Year 1	Participation
Excess Layer 3	13.000%
Excess Layer 4	13.000%

Contract Year 2	Participation
Excess Layer 3	8.347%
Excess Layer 4	9.061%

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Reinsurer participates described above.

All other Terms and Conditions detailed on the original fully executed Interests & Liabilities Agreement shall remain unchanged.

ARP-HCI-02-CAT-201-14	I&L Endorsement No. 1 – MONTP

DOC: May 31, 2015

Signed in                                 , on this              day of                     , 20

MONTPELIER REINSURANCE LTD.

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-201-14	I&L Endorsement No. 1 – MONTP

DOC: May 31, 2015

ENDORSEMENT NO. 1

to the

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

MULTI-YEAR CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

ODYSSEY REINSURANCE COMPANY

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Interests & Liabilities Agreement of the above Reinsurer shall be amended as follows:

Under the terms of this Contract the above Reinsurer agrees to assume severally and not jointly with other participants

Contract Year 1	Participation
Excess Layer 3	4.000%
Excess Layer 4	4.000%

Contract Year 2	Participation
Excess Layer 3	2.568%
Excess Layer 4	2.788%

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Reinsurer participates described above.

All other Terms and Conditions detailed on the original fully executed Interests & Liabilities Agreement shall remain unchanged.

ARP-HCI-02-CAT-201-14	I&L Endorsement No. 1 – ODY

DOC: May 31, 2015

Signed in                                 , on this              day of                     , 20

ODYSSEY REINSURANCE COMPANY

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-201-14	I&L Endorsement No. 1 – ODY

DOC: May 31, 2015

ENDORSEMENT NO. 1

to the

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

MULTI-YEAR CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

PARTNER REINSURANCE COMPANY LTD.

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Interests & Liabilities Agreement of the above Reinsurer shall be amended as follows:

Under the terms of this Contract the above Reinsurer agrees to assume severally and not jointly with other participants

Contract Year 1	Participation
Excess Layer 3	5.500%
Excess Layer 4	0.000%

Contract Year 2	Participation
Excess Layer 3	3.532%
Excess Layer 4	0.000%

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Reinsurer participates described above.

All other Terms and Conditions detailed on the original fully executed Interests & Liabilities Agreement shall remain unchanged.

ARP-HCI-02-CAT-201-14	I&L Endorsement No. 1 – PARTN

DOC: May 31, 2015

Signed in                                 , on this              day of                     , 20

PARTNER REINSURANCE COMPANY LTD.

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-201-14	I&L Endorsement No. 1 – PARTN

DOC: May 31, 2015

ENDORSEMENT NO. 1

to the

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

MULTI-YEAR CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

RENAISSANCE REINSURANCE, LTD.

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Interests & Liabilities Agreement of the above Reinsurer shall be amended as follows:

Under the terms of this Contract the above Reinsurer agrees to assume severally and not jointly with other participants

Contract Year 1	Participation
Excess Layer 3	16.250%
Excess Layer 4	16.250%

Contract Year 2	Participation
Excess Layer 3	10.436%
Excess Layer 4	11.326%

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Reinsurer participates described above.

All other Terms and Conditions detailed on the original fully executed Interests & Liabilities Agreement shall remain unchanged.

ARP-HCI-02-CAT-201-14	I&L Endorsement No. 1 – REN

DOC: May 31, 2015

Signed in                                 , on this              day of                     , 20

RENAISSANCE REINSURANCE, LTD.

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-201-14	I&L Endorsement No. 1 – REN

DOC: May 31, 2015